SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                               ------------------

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 25, 1997


                               AVATEX CORPORATION
               --------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                     --------------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


         1-8549                                            25-1425889
--------------------------                  ------------------------------------
 (COMMISSION FILE NUMBER)                   (I.R.S. EMPLOYER IDENTIFICATION NO.)


  5910 N. CENTRAL EXPRESSWAY, SUITE #1780                          75206
--------------------------------------------                    ------------
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)


                                  214-365-7450
          -----------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


        -----------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



                               Page 1 of 4 Pages
                            Exhibit Index on Page 4

Item 2.  Acquisition or Disposition of Assets
------   ------------------------------------

         Avatex Corporation ("Avatex") entered into an Agreement, dated as of November 25, 1997 (the "Agreement"), with National Steel Corporation ("NSC") and two of NSC's affiliates, NKK Corporation and NKK U.S.A. Corporation. Under the Agreement, NSC redeemed 10,000 shares of NSC Series B preferred stock owned by Avatex and agreed to pay Avatex a total of $69 million, of which $59 million was paid in cash at closing on November 25, 1997 and $10 million will be paid over the following twelve months. With respect to the additional $10 million payment to be made to Avatex, $5 million of this amount is subject to Avatex's compliance with a specified financial covenant. In addition, National Steel released Avatex from (a) all pension, life, health insurance and other benefit obligations for the current and former employees of NSC's former Weirton Steel operations and (b) all environmental liabilities that were previously indemnified by Avatex. Under the Agreement, Avatex released and assigned to NSC all of Avatex's rights to assert pre-1987 environmental claims against insurers of both NSC and Avatex, and released Avatex's share of any settlement proceeds relating to such claims and all amounts remaining in an environmental account pre-funded by Avatex to NSC in 1993.

         Reference is hereby made to the Agreement and the Press Release, dated November 25, 1997, issued by Avatex, which are attached hereto as Exhibits 2 and 99, respectively, and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits
------   ---------------------------------

(c)      Exhibits

         2 Agreement, dated as of November 25, 1997, among Avatex Corporation, National Steel Corporation, NKK Corporation and NKK U.S.A. Corporation.

         99       Press Release dated November 25, 1997, issued by Avatex
                  Corporation.




                                Page 2 of 4 Pages

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                AVATEX CORPORATION
                                                (Registrant)



                                                By:  /s/ Edward L. Massman
                                                         ---------------------
                                                         Edward L. Massman
                                                      Senior Vice President and
                                                      Chief Financial Officer



                                Page 3 of 4 Pages

                                  EXHIBIT INDEX


Exhibit No.               Description
----------                -----------

         2 Agreement, dated as of November 25, 1997, among Avatex Corporation, National Steel Corporation, NKK Corporation and NKK U.S.A. Corporation.

        99        Press Release dated November 25, 1997, issued by Avatex
                  Corporation.


                                Page 4 of 4 Pages